Supplemental Information
For the Period Ending 12-31-02

the St. Joe company

Forward Looking Statement

This document contains "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as "anticipate", "expect", "estimate", "intend", "plan", "goal", "believe" or other words of similar meaning. All forward-looking statements, by their nature, are subject to risks and uncertainties. The Company's actual future results may differ materially from those set forth in the Company's forward-looking statements. In particular, discussions regarding (a) the size and number of commercial buildings and residential units; (b) development timetables, development approvals and the ability to obtain approvals; (c) anticipated price ranges of developments; (d) the number of units that can be supported upon full build-out; (e) absorption rates; and (f) expected gain on land sales are forward-looking statements. For further information about forward-looking statements, the reader should consult the disclosures contained in the periodic reports filed by the Company with the Securities and Exchange Commission and in the Company's other written materials.

Supplemental Information - St. Joe Commercial
For the Period Ending 12-31-02

the ST JOE company

St. Joe Commercial
Land Positions Held for Investment
December 31, 2002
($ in thousands)

	Market	Net Acres (a)	Entitled Sq. Ft. (b)	Original Cost
Southeast				
Glenlake	Atlanta, GA	9.8	700,000	
Parkstone Plaza	Chantilly, VA	19.1	240,000	
Oak Park at Westchase	Houston, TX	34.2	884,000	
		63.1	1,824,000	
Northeast Florida				
Golfway Center	St. Augustine, FL	13.9	167,500	
Southbank (Currington)	Jacksonville, FL	0.3	-	
		14.2	167,500	
Central Florida				
Millenia Park	Orlando, FL	21.7	592,000	
South Florida				
Beacon Square at Boca	Boca Raton, FL	14.0	264,000	
Total		**113.1**	**2,847,500**	**$ 44,000**

(a) Represents net area defined as the total area exclusive of any public roadways, easements and other undevelopable areas.

(b) Excludes entitlements related to land parcels that have been developed.

St. Joe Commercial
Projects Under Development
December 31, 2002

	Market	Ownership %		Net Rentable Square Feet	Leased %	Construction Completion Date
Northwest Florida						
Beckrich Office Two	Panama City Beach, FL	100%		35,000	0%	3Q/03
Southwood Village	Tallahassee, FL	0%	(a)	62,000	71%	3Q/03
				97,000		
Northeast Florida						
245 Riverside	Jacksonville, FL	100%		135,000	37%	1Q/03
				135,000		
Total				**232,000**		

(a) Project presold; represents a third party project.

St. Joe Commercial
Portfolio of Operating Properties
December 31, 2002
($ in thousands)

	Market	Ownership %	# of Buildings	Net Rentable Sq. Ft.	Leased Percentage
Investment Property Portfolio					
Prestige Place	Clearwater, FL	100%	2	143,000	84%
Harbourside	Clearwater, FL	100%	1	146,000	86%
Lakeview	Tampa, FL	100%	1	125,000	76%
Palm Court	Tampa, FL	100%	1	62,000	61%
Westside Corporate Center	Plantation, FL	100%	1	100,000	86%
280 Interstate North	Atlanta, GA	100%	1	126,000	67%
Southhall Center	Orlando, FL	100%	1	155,000	94%
1133 20th Street, NW	Washington DC	100%	1	119,000	99%
1750 K Street	Washington DC	100%	1	152,000	94%
Millenia Park One	Orlando, FL	100%	1	158,000	44%
Beckrich Office One	Panama City Beach, FL	100%	1	34,000	88%
5660 New Northside	Atlanta, GA	100%	1	275,000	96%
			13	**1,595,000**	**83%**
Development Property Portfolio					
TNT Logistics	Jacksonville, FL	100%	1	99,000	73%
Southwood Office One	Tallahassee, FL	100%	1	88,000	35%
Alliance Bank Building	Orlando, FL	50%	1	71,000	59%
355 Alhambra	Coral Gables, FL	45%	1	224,000	64%
Deerfield Commons I	Atlanta, GA	40%	1	122,000	76%
Westchase Corporate Center	Houston, TX	93%	1	184,000	89%
			6	**788,000**	**69%**
Total			**19**	**2,383,000**	**78%**

St. Joe Commercial
Portfolio of Operating Properties -
Leasing Expirations
December 31, 2002

	Market	Ownership %	Net Rentable Sq. Ft.	Leased Percentage	Lease Expirations 2003	2004	2005	2006	2007	2008 and Thereafter
Investment Property Portfolio										
Prestige Place	Clearwater, FL	100%	143,000	84%	27,000	31,000	11,000	17,000	3,000	31,000
Harbourside	Clearwater, FL	100%	146,000	86%	9,000	38,000	16,000	8,000	29,000	26,000
Lakeview	Tampa, FL	100%	125,000	76%	1,000	7,000	16,000	-	8,000	61,000
Palm Court	Tampa, FL	100%	62,000	61%	8,000	-	26,000	-	2,000	-
Westside Corporate Center	Plantation, FL	100%	100,000	86%	11,000	10,000	31,000	19,000	-	14,000
280 Interstate North	Atlanta, GA	100%	126,000	67%	9,000	14,000	51,000	11,000	-	-
Southhall Center	Orlando, FL	100%	155,000	94%	68,000	41,000	27,000	3,000	7,000	2,000
1133 20th Street, NW	Washington DC	100%	119,000	99%	1,000	5,000	8,000	89,000	15,000	-
1750 K Street	Washington DC	100%	152,000	94%	20,000	-	-	3,000	6,000	114,000
Millenia Park One	Orlando, FL	100%	158,000	44%	-	-	44,000	11,000	8,000	6,000
Beckrich Office One	Panama City Beach, FL	100%	34,000	88%	-	-	-	-	25,000	5,000
5660 New Northside	Atlanta, GA	100%	275,000	96%	77,000	5,000	120,000	4,000	10,000	43,000
			1,595,000	83%	231,000	151,000	350,000	165,000	113,000	302,000
Development Property Portfolio										
TNT Logistics	Jacksonville, FL	100%	99,000	73%	-	-	-	-	5,000	68,000
Southwood Office One	Tallahassee, FL	100%	88,000	35%	-	-	-	-	-	31,000
Alliance Bank Building	Orlando, FL	50%	71,000	59%	42,000	-	-	-	-	-
355 Alhambra	Coral Gables, FL	45%	224,000	64%	-	-	-	55,000	-	89,000
Deerfield Commons I	Atlanta, GA	50%	122,000	76%	-	-	23,000	20,000	-	49,000
Westchase Corporate Center	Houston, TX	93%	184,000	89%	-	-	85,000	36,000	-	43,000
			788,000	69%	42,000	-	108,000	111,000	5,000	280,000
Total			2,383,000	78%	273,000	151,000	458,000	276,000	118,000	582,000
					15%	8%	25%	15%	6%	31%

Supplemental Information - Residential
For the Period Ending 12-31-02

St. Joe/Arvida
Description of Communities
As of December 31, 2002

	Walton County					Bay County		
	WaterColor	WaterSound Beach	WaterSound	East Lake Powell	Camp Creek Golf Club	Summerwood	Hammocks	Palmetto Trace
Year Sales Begin	2000	2001	2004	2005	2003	1998	2000	2001
Year of Completion	2007/2008	2005/2006	2011	2007	2008	2002	2007	2009
Acres in Community	499	296	1,440	181	1,028	79	143	138
Total Planned Units			Estimated	Estimated	Estimated			Estimated
Arvida Built	327	200	409	15	50	152	354	523
Retail Lots/Outside Builder	813	299	611	185	0	67	109	0
Total	1,140	499	1,020	200	50	219	463	523
Sales, As Of December 31, 2002								
Arvida Built	129	46	0	0	0	152	94	91
Retail Lots/Outside Builder	297	108	0	0	0	67	42	0
Total	426	154	0	0	0	219	136	91
Remaining To Be Sold								
Arvida Built	198	154	409	15	50	0	260	432
Retail Lots/Outside Builder	516	191	611	185	0	0	67	0
Total	714	345	1,020	200	50	0	327	432
Contracts On Hand (unclosed)								
Arvida Built	21	46	0	0	0	0	20	48
Retail Lots/Outside Builder	9	0	0	0	0	0	6	0
Total	30	46	0	0	0	0	26	48
Arvida-Built House Pricing (In Thousands)	$400 - $1,000+	$500 - $1,000+	$300 - $500+	$175 - $400+	TBD	$120 - $175	$100 - $180+	$105 - $200+
Lot Pricing (In Thousands)	$150 - $1,000+	$200 - $1000+	$100 - $200+	$100 - $200+			$30 - $35	
Amenities	Resort Beach Club Boat House Tennis Facility Parks Pedestrian Trails	Resort Beach Club Tennis Facility Bed & Breakfast Parks Pedestrian Trails	18 Holes of Golf Clubhouse Beach Club	18 Holes of Golf Clubhouse Beach Club Lake Amenity	36 Holes of Golf Clubhouse	Pool	Tot lots Bike Paths	Pool

St. Joe/Arvida
Description of Communities
As of December 31, 2002

	Gulf County			Capital Region		Jacksonville			
	WindMark Beach, PH1	Mexico Beach	WindMark Beach, PH2	SouthWood	SummerCamp	James Island	St. John's G. & C.C.	RiverTown	Hampton Park
Year Sales Begin	2001	TBD	2005	2000	2004	1999	2001	2000	2001
Year of Completion	2003	TBD	2015	After 2017	2012	2003	2007/2008	2014	2004
Acres in Community	80	Phase I 180	1,080	3,770	784	194	820	4,800	150
Total Planned Units			Estimated	4,250 Residential Units Per DRI	Estimated				
Arvida Built	1		374		200	365	564		153
Retail Lots/Outside Builder	109	TBD	1,178		299	0	235	TBD	0
Total	110		1,552		499	365	799		153
Sales As Of December 31, 2002									
Arvida Built	0	0	0	243	0	329	244	0	63
Retail Lots/Outside Builder	90	0	0	130	0	0	90	23	0
Total	90	0	0	373	0	329	334	23	63
Remaining To Be Sold									
Arvida Built	1		374		200	36	320		90
Retail Lots/Outside Builder	19	TBD	1,178	TBD	299	0	145	TBD	0
Total	20		1,552		499	36	465		90
Contracts On Hand (unclosed)									
Arvida Built	0	0	0	35	0	36	67	0	32
Retail Lots/Outside Builder	3	0	0	2	0	0	0	0	0
Total	3	0	0	37	0	36	67	0	32
Arvida-Built House Pricing (in Thousands)	$350	TBD	$315 - $550+	$115 - $400+	$310 - $795+	$220 - $400+	$210 - $400+	TBD	$235 - $400+
Lot Pricing (in Thousands)	$80 - $800+	TBD	$120 - $700+	$40 - $150+	$70 - $330+		$80 - $90+	TBD	
Amenities	Beach Club Community dock	TBD	Beach Club Community dock	18 holes of Golf Pedestrian trails Aquatic facility Tennis facility Clubhouse (JV) Beach Club	Beach Club Marina Pedestrian trails	Tennis facility Pool Sports fields Tot lot	18 holes of Golf Clubhouse Aquatic facility Sports fields Tot lots	TBD	Pool Tot lot

St. Joe/Arvida
Description of Communities
As of December 31, 2002

	----Central Florida----		---Mid-Atlantic Operations---
	Victoria Park	Celebration	Including Saussy Burbank
Year Sales Begin	2001	2003	1999
Year of Completion	After 2012	2007	Ongoing
Acres in Community	1,859	160	N/A
Total Planned Units		Estimated	
Arvida Built	Over	570	
Retail Lots/Outside Builder	4,000	44	N/A
Total	Per DRI	614	
Sales, As Of December 31, 2002			
Arvida Built	129	0	539
Retail Lots/Outside Builder	38	0	0
Total	167	0	539
Remaining To Be Sold			
Arvida Built		570	
Retail Lots/Outside Builder	TBD	44	N/A
Total		614	
Contracts On Hand (unclosed)			
Arvida Built	38	0	131
Retail Lots/Outside Builder	3	0	0
Total	41	0	131
Arvida-Built House Pricing (In Thousands)	$140 - $250+	$190-$370+	$110 - $330
Lot Pricing (In Thousands)	$45 - $80+	$80-125+	
Amenities	18 holes of Golf Clubhouse Clubhouse (AA) Aquatic facility Sports fields Village Center	Clubhouse Swimming Pool Pedestrian trails	Varies By Community